UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2011

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2330 North Loop 1604 West

San Antonio, Texas 78248

(Address of principal executive offices)

(210) 918-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 23, 2011, NuStar Energy L.P. (the “Partnership”) entered into an Equity Distribution Agreement (the “Agreement”) with Citigroup Global Markets Inc. (“Citigroup”). Pursuant to the terms of the Agreement, the Partnership may sell from time to time through Citigroup, as the Partnership’s sales agent, the Partnership’s common units representing limited partner interests having an aggregate offering price of up to $200,000,000 (the “Units”). Sales of the Units, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions or as otherwise agreed by the Partnership and Citigroup.

Under the terms of the Agreement, the Partnership may also sell Units from time to time to Citigroup as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Units to Citigroup as principal would be pursuant to the terms of a separate terms agreement between the Partnership and Citigroup.

The Units will be issued pursuant to the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-173510).

The summary of the Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto. Legal opinions relating to the Units are included as Exhibits 5.1 and 8.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	EXHIBIT

Exhibit 1.1	Equity Distribution Agreement, dated May 23, 2011 by and among the Partnership, Riverwalk Logistics, L.P., a Delaware limited partnership and the general partner of the Partnership (the “General Partner”), NuStar GP, LLC, a Delaware limited liability company and the general partner of the General Partner, and Citigroup Global Markets Inc.

Exhibit 5.1	Opinion of Andrews Kurth LLP regarding legality of the Units.

Exhibit 8.1	Opinion of Andrews Kurth LLP regarding tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

	By:	NuStar GP, LLC
its general partner

Date: May 23, 2011	By:	/s/ Amy L. Perry
		Name:	Amy L. Perry
		Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	EXHIBIT

Exhibit 1.1	Equity Distribution Agreement, dated May 23, 2011 by and among the Partnership, Riverwalk Logistics, L.P., a Delaware limited partnership and the general partner of the Partnership (the “General Partner”), NuStar GP, LLC, a Delaware limited liability company and the general partner of the General Partner, and Citigroup Global Markets Inc.

Exhibit 5.1	Opinion of Andrews Kurth LLP regarding legality of the Units.

Exhibit 8.1	Opinion of Andrews Kurth LLP regarding tax matters.